Exhibit 10.2c

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed as of the 12th day of August, 2008 (the “Effective Date”), by and among EDGEN MURRAY CORPORATION, a Nevada corporation (the “US Borrower”), EDGEN MURRAY CANADA INC., an Alberta corporation (the “Canadian Borrower”), EDGEN MURRAY EUROPE LIMITED, a limited company incorporated under the laws of England and Wales with registered number 01241058 (the “UK Borrower”), EDGEN MURRAY PTE. LTD., an entity organized under the laws of Singapore (the “Singapore Borrower”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the US Collateral Agent and the Issuing Bank, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Administrative Agent and the Canadian Collateral Agent, J.P. MORGAN EUROPE LIMITED, as the UK Administrative Agent and the UK Collateral Agent, and THE HONGKONG & SHANGHAI BANKING CORPORATION LIMITED, as the Singapore Administrative Agent and the Singapore Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, certain affiliates of the Borrowers, the Lenders, the Agents and the Issuing Bank are parties to that certain Credit Agreement dated as of May 11, 2007 (as amended, supplemented and modified from time to time, the “Credit Agreement;” unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the Borrowers, the Agents and the Lenders on the date hereof desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto hereby agree as follows:

SECTION 1.    Amendments to the Credit Agreement.    In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

1.1        Definition of Aggregate Availability.    The definition of “Aggregate Availability” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Aggregate Availability” means, at any time, an amount equal to the sum of the US Availability, the Canadian Availability and the UK Collateral Availability; provided, that for purposes of calculating Aggregate Availability,

UK Collateral Availability shall not be less than zero; provided, further in no event shall Aggregate Availability exceed the amount equal to (a) the aggregate amount of the US Revolving Commitments at such time minus (b) the Commitment Reserves established at such time with respect to the US Revolving Commitments, the UK Revolving Commitments and the Canadian Revolving Commitments minus (c) the US Credit Exposure at such time.

1.2        Definition of Applicable Rate.    The definition of “Applicable Rate” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Applicable Rate” means, for any day, with respect to any ABR Loan, Eurocurrency Loan, B/A Loan, UK Base Rate Loan or Canadian Prime Rate Loan to the US Borrower, the UK Borrower or the Canadian Borrower or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurocurrency Spread”, “UK Base Rate Spread”, “B/A Spread”, “Canadian Prime Rate Spread” or “Commitment Fee Rate”, as the case may be, based upon the Average Availability for the three (3) month period ending on the most recent Rate Adjustment Date, provided that until the first Rate Adjustment Date, the “Applicable Rate” shall be the applicable rate per annum set forth below in Category 2:

			Eurocurrency Spread					Commitment Fee Rate
Aggregate Average Availability	UK Base Rate Spread	ABR Spread	US Loans	Can. Loans	UK Loans	B/A Spread	Can. Prime Rate Spread	US	Can.	UK

Category 1 < $50,000,000	2.50%	1.00%	2.25%	2.25%	2.50%	2.25%	1.75%	0.35%	0.35%	0.50%

Category 2 > $50,000,000 but < $100,000,000	2.25%	0.75%	2.00%	2.00%	2.25%	2.00%	1.50%	0.35%	0.35%	0.50%

Category 3 > $100,000,000	2.00%	0.50%	1.75%	1.75%	2.00%	1.75%	1.25%	0.35%	0.35%	0.50%

Without limitation of any other provision of this Agreement or any other remedy available to the Agents or the Lenders under any of the Loan Documents, to the extent that any borrowing base certificate delivered by any Borrower pursuant to Section 5.01 is incorrect in any respect and as a result thereof, Average Availability is overstated for any period the Administrative Agent may recalculate Average Availability for such period and, if such recalculation results in a higher Applicable Rate, then upon written notice thereof to the Borrower Representative, the higher Applicable Rate shall be applied retroactively from the applicable Rate Adjustment Date.

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1.3        Section 2.22 of the Credit Agreement; Increase in US Revolving Commitment; Amendment to Commitment Schedule.    Pursuant to Section 2.22 of the Credit Agreement, (a) the US Revolving Commitment shall be increased by the amount of $25,000,000 such that the aggregate US Revolving Commitments equals $165,000,000, (b) the Commitment Schedule shall be deleted in its entirety and the Commitment Schedule attached to this Amendment shall be substituted in lieu thereof, (c) the Commitment of each Lender shall be the amount set forth opposite its name on the Commitment Schedule attached to this Amendment, (d) no additional future increase in Commitments pursuant to Section 2.22 of the Credit Agreement shall be permitted, and (e) the Commitment Increase Notice required to be delivered by the Borrowers pursuant to Section 2.22(a) of the Credit Agreement is hereby waived with respect to the increase in the US Revolving Commitments being implemented concurrent with the effectiveness of this Amendment.

1.4        Section 6.04 of the Credit Agreement.    Clause (d) of Section 6.04 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

(d)        loans or advances made by any Loan Party to any other Loan Party or Subsidiary and made by any Subsidiary to any Loan Party or any other Subsidiary, provided that (i) such loans and advances shall be evidenced by the Global Intercompany Note, (ii) after giving effect to any loan or advance by a US Borrower or any Subsidiary of the US Borrower which is a US Loan Party to Holdings or any Loan Party which is not a US Loan Party, US Availability is not less than $15,000,000 and no Event of Default exists, (iii) after giving effect to any loan or advance by the UK Borrower or any Subsidiary of the UK Borrower which is a UK Loan Party to any Loan Party which is not a UK Loan Party, UK Availability is not less than $15,000,000 (which amount shall be $10,000,000 during the period commencing on August 12, 2008 and ending on October 31, 2008) and no Event of Default exists, (iv) after giving effect to any loan or advance by the Canadian Borrower or any Subsidiary of the Canadian Borrower which is a Canadian Loan Party to any Loan Party which is not a Canadian Loan Party, Canadian Availability is not less than $2,500,000 and no Event of Default exists, (v) after giving effect to any loan or advance by any US Borrower, Canadian Borrower or UK Borrower or any of their Subsidiaries which is a Loan Party to any Subsidiary which is not a Loan Party, Aggregate Availability is not less than $40,000,000 (which amount shall be $30,000,000 during the period commencing on August 12, 2008 and ending on the earlier to occur of (A) October 31, 2008 and (B) the date Edgen Murray FZE becomes the UAE Borrower under and pursuant to the terms of this Agreement) and no Event of Default exists, and (vi) after giving effect to any loan or advance by any Singapore Loan Party or any UAE Loan Party to any Loan Party or Subsidiary which is not a Singapore Loan Party or UAE Loan Party; aggregate Singapore Availability and UAE Availability is not less than $2,500,000 and no Event of Default exists;

SECTION 2.    Conditions Precedent.    The effectiveness of the amendments contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

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2.1        Documentation.    The Administrative Agent shall have received counterparts of this Amendment executed on behalf of each Loan Party, the Administrative Agent, the Required Lenders and each of the Lenders increasing their Commitments as provided in Section 1.3 of this Amendment.

2.2        Payment of Fees.    The Administrative Agent shall have received payment of any and all fees owing in connection with this Amendment, including (a) a commitment increase fee payable to each US Revolving Lender whose US Revolving Commitment is being increased pursuant to this Amendment in the amount of 100 basis points (1%) on the amount of such increase and (b) to the extent invoiced, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

2.3        Absence of Defaults.    After giving effect to the amendments to the Credit Agreement set forth in this Amendment, no Default or Event of Default shall exist.

2.4        Legal Opinion.    The US Borrower shall have delivered to the Administrative Agent a favorable opinion of Dechert LLP, counsel to the US Borrower dated as of the Effective Date, addressed to the Administrative Agent and the Lenders and covering such matters in connection with the foregoing as the Administrative Agent or the Lenders may reasonably request, in a form and substance reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 3.    Representations and Warranties.    In order to induce the Agents and each Lender to enter into this Amendment, the Loan Parties hereby jointly and severally represent and warrant to the Agents and each Lender that:

3.1        Authorization, Enforceability.    The execution, delivery and performance of this Amendment are within each Loan Party’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.2        Governmental Approvals; No Conflicts.    This Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents (in the case of clauses (b) (other than as it relates to the Certificate of Incorporation and Bylaws or other

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organizational documents of a Loan Party) or (c), which would not reasonably be expected to have a Material Adverse Effect).

3.3        Absence of Defaults.    After giving effect to the amendments to the Credit Agreement set forth in this Amendment, either a Default nor an Event of Default has occurred which is continuing.

3.4        No Defense.    No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Secured Obligations on the date hereof.

SECTION 4.    Miscellaneous.

4.1        Reaffirmation of Loan Documents; Extension of Liens.    Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended hereby, remain in full force and effect. The applicable Loan Parties hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2        Parties in Interest.    All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3        Counterparts.    This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by each Loan Party, the Required Lenders and each of the Lenders increasing their Commitments as provided in Section 1.3 of this Amendment at which time this Amendment shall be binding on, enforceable against and inure to the benefit of the Loan Parties and all Lenders. Facsimiles shall be effective as originals.

4.4        COMPLETE AGREEMENT.    THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5        Headings.    The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6        No Implied Waivers.    No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this

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Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.7        Review and Construction of Documents.    Each Loan Party hereby acknowledges, and represents and warrants to the Agents and the Lenders, that (a) such Loan Party has had the opportunity to consult with legal counsel of its own choice and have been afforded an opportunity to review this Amendment with its legal counsel, (b) such Loan Party has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Loan Party has executed this Amendment of its own free will and volition, and (d) this Amendment shall be construed as if jointly drafted by the Loan Parties and the Lenders. The recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

4.8        Arms-Length/Good Faith.    This Amendment has been negotiated at arms-length and in good faith by the parties hereto.

4.9        Interpretation.    Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10        Severability.    In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11        Confirmation of Loan Guaranty, Assignments; Further Assurances.    By signing below where indicated each Loan Party in its capacity as Loan Guarantor, hereby acknowledges and approves the Credit Agreement, as amended by this Amendment, and the Loan Documents (including, without limitation, any and all documents delivered in connection with this Amendment) and the terms thereof; and specifically agrees to comply with all provisions which refer to or affect such Loan Guarantor, the Loan Guaranty and any matter in connection therewith. Without limiting the generality of the foregoing, each Loan Guarantor specifically consents to all of the transactions contemplated in this Amendment and further agrees and confirms that the Loan Guaranty executed and provided to the Agents and Lenders, as applicable, by such Loan Guarantor, continue in full force and effect in favor of the Agents and Lenders, as applicable. The payment of the Guaranteed Obligations (or applicable portion thereof) shall continue to be unconditionally guaranteed by, and Loan Guarantor hereby confirms and ratifies, the Loan Guaranty, and hereby unconditionally guarantees the prompt and full payment of the Guaranteed Obligations to the Agents and Lenders, as applicable, in accordance with the terms of the Loan Guaranty. Each Loan Party shall make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action, as any Agent may, from time to time, deem reasonably necessary or proper in connection with this Amendment and the Credit Agreement, as amended hereby.

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4.12        WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.13        Governing Law.    This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

THE BORROWERS:	EDGEN MURRAY CORPORATION

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Secretary

EDGEN MURRAY CANADA INC.

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Secretary

EDGEN MURRAY EUROPE LIMITED

	By:	/s/ K.A. Cockburn
	Name:	K.A. Cockburn
	Title:	Director

EDGEN MURRAY PTE. LTD.

	By:	/s/ K.A. Cockburn
	Name:	K.A. Cockburn
	Title:	Director

Signature Page to Third Amendment to Credit Agreement

OTHER LOAN PARTIES:	EDGEN MURRAY II, L.P.
	By:	Edgen Murray II GP, LLC, its general partner
		By:	Jefferies Capital Partners IV L.P., its managing member
			By:	Jefferies Capital Partners IV, LLC, its manager
				By:	/s/ David L. Laxton, III
				Name:	David L. Laxton, III
				Title:	Executive Vice President and Chief Financial Officer

EDGEN MURRAY LLC

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Secretary

EDGEN MURRAY CAYMAN CORPORATION

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Executive Vice President and Treasurer

PIPE ACQUISITION LIMITED

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Director

Signature Page to Third Amendment to Credit Agreement

AGENTS/LENDERS:	JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, US Collateral Agent, a US Revolving Lender, Issuing Bank and Swingline Lender

	By:	/s/ Timothy J. Whitefoot
	Name:	Timothy J. Whitefoot
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually, as Canadian Administrative Agent, Canadian Collateral Agent and a Canadian Revolving Lender

	By:	/s/ Steve Voigt
	Name:	Steve Voigt
	Title:	Senior Vice President

J.P. MORGAN EUROPE LIMITED, individually, as UK Administrative Agent and UK Collateral Agent

	By:	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, individually, as a UK Revolving Lender

	By:	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

BANK OF SCOTLAND, as a US Revolving Lender and as a UK Revolving Lender

By:	/s/ Nigel Thomas Walker
Name:	Nigel Thomas Walker
Title:	Director

HBOS CANADA, as a Canadian Revolving Lender

By:	/s/ Nigel Thomas Walker
Name:	Nigel Thomas Walker
Title:	Director

Signature Page to Third Amendment to Credit Agreement

HSBC BUSINESS CREDIT (USA), INC., as a US Revolving Lender

By:	/s/ Jimmy Schwartz
Name:	Jimmy Schwartz
Title:	Vice President

HSBC BANK PLC, as a UK Revolving Lender

By:	/s/ Douglas F. Baikie
Name:	Douglas F. Baikie
Title:	Senior Corporate Banking Manager

HSBC BANK CANADA, as a Canadian Revolving Lender

By:	/s/ Craig Lynn
Name:	Craig Lynn
Title:	Assistant Vice President HSBC Bank Canada

By:	/s/ Lyndsay Thompson
Name:	Lyndsay Thompson
Title:	Account Manager Commercial Financial Services

THE HONGKONG & SHANGHAI BANKING CORPORATION LIMITED, as a Singapore Revolving Lender, Singapore Administrative Agent and Singapore Collateral Agent

By:	/s/ Sim Yong Chan
Name:	Sim Yong Chan
Title:	Vice President Commercial Banking

Signature Page to Third Amendment to Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC., as a US Revolving Lender

By:	/s/ Jang Kim
Name:	Jang Kim
Title:	Vice President

CIT CAPITAL FINANCE UK LIMITED, as a UK Revolving Lender

By:	Helen Rose
Name:	Helen Rose
Title:	Senior Director

CIT FINANCIAL LTD., as a Canadian Revolving Lender

By:	/s/ Evan C. Bennitt
Name:	Evan C. Bennitt
Title:	Director

Signature Page to Third Amendment to Credit Agreement

COMMITMENT SCHEDULE

Lender	US Revolving Commitment[1]	Canadian Revolving Commitment[2]	UK Revolving Commitment[3]	Singapore Revolving Commitment
JPMorgan Chase Bank, N.A.	$45,666,666.67	N/A	N/A	N/A
JPMorgan Chase Bank, N.A., London Branch	N/A	N/A	$13,333,333.34	N/A
JPMorgan Chase Bank, N.A., Toronto Branch	N/A	$2,000,000	N/A	N/A
HSBC Business Credit (USA), Inc.	$45,666,666.67	N/A	N/A	N/A
HSBC Bank Plc	N/A	N/A	$13,333,333.33	N/A
HSBC Bank Canada	N/A	$2,000,000	N/A	N/A
The Hong Kong & Shanghai Banking Corporation Limited	N/A	N/A	N/A	$10,000,000
Bank of Scotland	$45,666,666.66	N/A	$13,333,333.33	N/A
HBOS Canada	N/A	$2,000,000	N/A	N/A
The CIT Group/Business Credit, Inc.	$28,000,000	N/A	N/A	N/A
CIT Capital Finance UK Limited	N/A	N/A	$10,000,000	N/A
CIT Financial Ltd.	N/A	$1,500,000	N/A	N/A
Total	$165,000,000	$7,500,000	$50,000,000	$10,000,000

1 The US Revolving Commitment will be reduced by the Dollar Equivalent of the Canadian Credit Exposure and the UK Credit Exposure at any time.

2 The Canadian Revolving Commitment is a sub-facility of the US Revolving Commitment and therefore does not increase the total Commitments of the Lenders above the total US Revolving Commitments.

3 The UK Revolving Commitment is a sub-facility of the US Revolving Commitment and therefore does not increase the total Commitments of the Lenders above the total US Revolving Commitments.

Commitment Schedule